EXHIBIT E

                               PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is entered into as of October 24, 2005, by DIALYSIS CORPORATION OF AMERICA, a Florida corporation ("Pledgor"), in favor of KEYBANK NATIONAL ASSOCIATION (the "Lender").

                                   Recitals:

     A. Pledgor is entering into the Credit Agreement, as hereinafter defined, with the Lender.

     B. Pledgor deems it to be in its direct pecuniary and business interests that Pledgor obtain from the Lender the Revolving Commitment, as defined in the Credit Agreement, and the Loans provided for in the Credit Agreement.

     C. Pledgor understands that the Lender is willing to grant such financial accommodations to Pledgor only upon certain terms and conditions, one of which is that Pledgor grant to the Lender a security interest in and an assignment of the Collateral, as hereinafter defined.

     D. This Agreement is being executed and delivered in consideration of each financial accommodation granted to Pledgor by the Lender and for other valuable considerations, the receipt and sufficiency of which is hereby duly acknowledged.

                                 Agreement:

     In consideration of the premises and the covenants hereinafter contained, Pledgor agrees as follows:

     Section 1. Definitions.  Except as specifically defined herein,
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capitalized terms used herein that are defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement. Unless otherwise defined in this Section 1, terms that are defined in Chapter 1308 or 1309 of the Ohio Revised Code, as in effect from time to time, are used herein as so defined. As used in this Agreement, the following terms have the following meanings:

     "Collateral" means, collectively, (i) the Pledged Securities and each
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addition, if any, thereto and each substitution, if any, therefor, in whole or in part, (ii) the certificates, if any, representing the Pledged Securities, and (iii) the dividends, cash, instruments and other property distributed in respect of and other Proceeds of any of the foregoing.

     "Credit Agreement" means the Credit Agreement, dated as of October 24,
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2005, between Pledgor and the Lender, as the same may from time to time be amended, restated or otherwise modified.

     "Event of Default" has the meaning provided in Section 5(a) hereof.
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     "Pledged Securities" means all of the shares of stock or other equity
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interest of each Subsidiary of Pledgor owned by Pledgor, as listed on
Schedule 1 hereto, and all additional shares of stock or other equity interest of each Subsidiary (including any Subsidiary created, acquired or held after the date hereof) of Pledgor owned by Pledgor from time to time or acquired by Pledgor in any manner.

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     Section 2. Security Interest.  Pledgor hereby grants to the Lender a
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security interest in and an assignment of the Collateral as security for the
Obligations, whether now existing or hereafter arising. To the extent any of the Pledged Securities are certificated, Pledgor has executed appropriate transfer powers, in substantially the form of Exhibit A hereto, with respect to the Pledged Securities and, concurrently herewith, is depositing the Pledged Securities and the aforesaid transfer powers with the Lender. In addition, Pledgor shall have taken all such actions necessary to grant to the Lender a first preferred security interest in or pledge of such stock (or other equity interest). Pledgor authorizes the Lender, (a) to file UCC financing statements, in form and substance satisfactory to the Lender, with respect to the Collateral and, (b) after the occurrence of an Event of Default, to transfer the Pledged Securities into the name of the Lender or the Lender's nominee, but the Lender shall be under no duty to do so. Notwithstanding any provision or inference herein or elsewhere to the contrary, (i) the Lender has no right to vote the Pledged Securities at any time unless and until an Event of Default has occurred, and (ii) prior to the occurrence of an Event of Default, Pledgor will be permitted to receive all dividends and other distributions with respect to the Pledged Securities.

     Section 3. Pledgor's Representations and Warranties.  Pledgor represents
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and warrants to the Lender as follows:

     (a) Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Securities, and the Pledged Securities are not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option, warrant or other encumbrance whatsoever, nor to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor that would include such Pledged Securities, except the security interest created by this Agreement or otherwise securing only the Lender;

     (b) all of the Pledged Securities have been duly authorized and validly issued (or, to the extent not issued, validly established) and are fully paid and non-assessable (except for capital calls under applicable provisions of any Subsidiary's Organizational Documents);

     (c) Pledgor has full power, authority and legal right to pledge all of the Pledged Securities pursuant to the terms of this Agreement;

     (d) no consent, license, permit, approval or authorization, filing or declaration with any governmental authority, domestic or foreign, and no consent of any other Person, is required to be obtained by Pledgor in connection with the pledge of the Pledged Securities hereunder, that has not been obtained or made, and is not in full force and effect;

     (e) this Agreement creates a valid first lien on, and a first perfected security interest in, the Pledged Securities and the Proceeds thereof;

     (f) set forth on Schedule 1 hereto is the number and percentage of the outstanding shares of stock or other equity interest of each Subsidiary of Pledgor owned by Pledgor as of the Closing Date;

     (g) Pledgor fully anticipates that the Obligations will be repaid without the necessity of selling the Pledged Securities; and

     (h) Pledgor (i) has received consideration that is the reasonable equivalent value of the obligations and liabilities that Pledgor has incurred to the Lender, (ii) is not insolvent, as defined in any applicable state or federal statute, nor will Pledgor be rendered insolvent by the execution and delivery of this Agreement to the Lender, (iii) is not engaged or about to engage in any business or transaction for which the assets retained by Pledgor are or will be an unreasonably small amount of capital, taking into

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consideration the obligations to the Lender incurred hereunder, and (iv) does not intend to incur debts beyond Pledgor's ability to pay them as they mature.

     Section 4. Additional Covenants of Pledgor.
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     (a) Subject to the rights of option holders described in subpart (b)(ii)
below, Pledgor covenants and agrees to defend the right, title and security interest of the Lender in and to the Pledged Securities and the Proceeds thereof, and to maintain and preserve the lien and security interest provided for by this Agreement against the claim and demands of all Persons, so long as this Agreement remains in effect.

     (b) Pledgor covenants and agrees not to sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Securities, or any interest therein, or any Proceeds thereof, except for (i) the lien and security interest provided for by this Agreement and any security agreement securing the Lender, and (ii) options granted by Pledgor from time to time to members, security holders and related parties to acquire a minority, non-Controlling equity interest in Subsidiaries of Pledgor and the exercise thereof.

     (c) Pledgor covenants and agrees (i) to cooperate, in good faith, with the Lender and to do or cause to be done all such other acts as may be necessary to enforce the rights of the Lender under this Agreement, (ii) not to take any action, or to fail to take any action that would be adverse to the interest of the Lender in the Collateral and hereunder (other than the granting of options and the exercise thereof as described in subpart (b)(ii) above), and (iii) to make any sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having competent jurisdiction over any such sale or sales at Pledgor's expense.

     Section 5. Events of Default.
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     (a) For purposes of this Agreement, "Event of Default" means (i) the occurrence of an Event of Default, as defined in the Credit Agreement, under the Credit Agreement; (ii) any representation, warranty or statement made by Pledgor in or pursuant to this Agreement or in any other writing received by the Lender in connection with the Obligations is false or erroneous in any material respect; and/or (iii) Pledgor fails or omits to perform or observe any agreement made by Pledgor in or pursuant to this Agreement or in any other writing received by the Lender pursuant hereto.

     (b) Upon the occurrence of an Event of Default, and at all times thereafter, the Lender, in its discretion, may sell, assign, transfer and deliver the Collateral, or any part thereof, at any time, or from time to time to the extent permitted by and in accordance with applicable law. No prior notice need be given to Pledgor or to any other Person in the case of any sale of Collateral that the Lender determines to be declining speedily in value or that is customarily sold in any securities exchange, over-the-counter market or other recognized market, but in any other case the Lender shall give Pledgor no fewer than ten days prior notice of either the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Pledgor waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, the Lender may purchase the Collateral, or any part thereof, free from any right of redemption, all of which rights Pledgor hereby waives and releases. After deducting all Related Expenses, and after paying all claims, if any, secured by liens having precedence over this Agreement, the Lender may apply the net proceeds of each such sale to or toward the payment of the Obligations, whether then due, in such order and by such division as the Lender in its

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sole discretion may deem advisable.  Any excess, to the extent permitted by law, shall be paid to Pledgor, and Borrower and the Guarantors shall remain liable for any deficiency. In addition, the Lender at all times has the right to obtain new appraisals of Pledgor or the Collateral, the cost of which shall be paid by Pledgor.

     Section 6. Attorney-In-Fact.  Pledgor hereby authorizes and empowers the
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Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as Pledgor's true and lawful attorney-in-fact, with the power to endorse Pledgor's name on all applications, documents, papers and instruments necessary for the Lender to take actions with respect to the Collateral after the occurrence of an Event of Default, including, without limitation, actions necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any Person. Pledgor ratifies all that such attorney lawfully does or causes to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable for the life of this Agreement.

     Section 7. Costs and Expenses.  If Pledgor fails to comply with any of
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its obligations hereunder, the Lender may do so in Pledgor's name or in the
Lender's name, but at Pledgor's expense, and Pledgor hereby agrees to reimburse the Lender in full for all expenses, including attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Collateral. Without limiting the foregoing, any and all Related Expenses and other reasonable fees, costs and expenses, of whatever kind or nature, including attorneys' fees and expenses incurred in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor upon request of the Lender.

     Section 8. Notices.
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     (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

        (i) if to any Guarantor, to it at c/o Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, Maryland, Attention:
President (Facsimile No. 410-694-0596); and

        (ii) if to the Lender, to it at 127 Public Square, Cleveland, Ohio 44114, Attention: Corporate Banking (Facsimile No. 216-689-8329).

     (b) Notices and communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent and receipt has been confirmed by telephone.

     (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to each of the other parties hereto in accordance with Section 8(a).

     Section 9. Interpretation.  Each right, power or privilege specified or
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referred to in this Agreement is in addition to any other rights, powers and privileges that the Lender may have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by the Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by the Lender either independently or concurrently with other rights, powers and privileges and as often and in such order as the Lender may deem expedient. No waiver or consent granted by the Lender in respect of this Agreement shall be binding upon the Lender unless specifically granted in writing, which writing shall be strictly construed.

     Section 10. Termination.  At such time as the Obligations have been
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irrevocably paid in full, the Revolving Commitment, as defined in the Credit
Agreement, terminated and the Credit Agreement terminated and not replaced by any other credit facility with the Lender, Pledgor shall have the right to terminate this Agreement. Upon written request of Pledgor, the Lender shall promptly execute and deliver to Pledgor appropriate releases with respect to the Collateral and return all of the Pledged Securities to Pledgor.

     Section 11. Assignment and Successors.  This Agreement shall not be
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assigned by Pledgor without the prior written consent of the Lender.  This
Agreement binds the successors and permitted assigns of Pledgor and benefits the successors and assigns of the Lender.

     Section 12. Severability.  If, at any time, one or more provisions of
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this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 13. Governing Law; Submission to Jurisdiction.  The provisions
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of this Agreement and the respective rights and duties of Pledgor and the
Lender hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Pledgor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Pledgor agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     Section 14. JURY TRIAL WAIVER.  PLEDGOR WAIVES ANY RIGHT TO HAVE A JURY
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PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR
OTHERWISE, BETWEEN PLEDGOR AND THE LENDER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

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     IN WITNESS WHEREOF, Pledgor has executed and delivered this Agreement as of the date first written above.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /S/ Stephen W. Everett
                                       By:-----------------------------------
                                          Name: Stephen W. Everett
                                          Title: President and Chief
                                                 Executive Officer